Exhibit 10.9

Execution Version

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of July 2, 2018 (this “Amendment”), by and among Hoya Midco, LLC (the “Borrower”), Hoya Intermediate, LLC (“Holdings”), the other Loan Parties listed on the signature pages hereto, each of the Lenders and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, an Issuing Bank and Swing Line Lender, to the First Lien Credit Agreement, dated as of June 30, 2017 among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto (as amended prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower has requested an Incremental Term Increase in an aggregate principal amount of $115,000,000, which will be available on the Amendment No. 2 Effective Date (as defined below), and the loans thereunder (the “New Term Loans”) shall constitute Incremental Term Loans, Incremental Loans, Loans, Initial Term Loans and Term Loans (as applicable) for all purposes of the Credit Agreement and other Loan Documents, the proceeds of which will be used (i) to consummate a partial repayment of amounts outstanding under the Second Lien Credit Agreement and/or (ii) for working capital and general corporate purposes (the foregoing clauses (i) and (ii), together with the New Term Loans, the “Transactions”);

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of an Incremental Term Increase pursuant to Section 2.20 of the Credit Agreement;

WHEREAS, this Amendment constitutes an Incremental Facility Amendment pursuant to Section 2.20 of the Credit Agreement;

WHEREAS, each Lender party hereto (each, an “Incremental Term Lender”) is willing to make New Term Loans in the amounts set forth opposite such Incremental Term Lender’s name on Appendix A hereto;

WHEREAS, each of Barclays Bank PLC (acting through such of its affiliates or branches as it deems appropriate), RBC Capital Markets (acting through such of its affiliates or branches as it deems appropriate), SunTrust Robinson Humphrey, Inc. (acting through such of its affiliates or branches as it deems appropriate) and Jefferies Finance LLC (acting through such of its affiliates or branches as it deems appropriate) have been appointed as Amendment No. 2 Arrangers (as defined below) and are acting as joint lead arrangers and bookrunners for this Amendment (in such capacities, the “Amendment No. 2 Arrangers”);

WHEREAS, the Borrower wishes to (a) incur the New Term Loans and (b) make certain amendments to the Credit Agreement to provide for the incurrence of the New Term Loans;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article II hereof, on the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“2018 Term Loans” means the “New Term Loans” as defined in Amendment No. 2.

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of July 2, 2018.

“Amendment No. 2 Arrangers” means each of Barclays Bank PLC (acting through such of its affiliates or branches as it deems appropriate), RBC Capital Markets (acting through such of its affiliates or branches as it deems appropriate), SunTrust Robinson Humphrey, Inc. (acting through such of its affiliates or branches as it deems appropriate) and Jefferies Finance LLC (acting through such of its affiliates or branches as it deems appropriate), as joint lead arrangers and bookrunners in connection with Amendment No. 2.

“Amendment No. 2 Effective Date” means July 2, 2018, the date of effectiveness of Amendment No. 2 and the funding of the 2018 Term Loans thereunder.

(b) The definition of “Agent” in Section 1.01 of the Credit Agreement is hereby amended by inserting after “each Amendment No. 1 Arranger,” the following: “each Amendment No. 2 Arranger,”.

(c) The definition of “Class” in Section 1.01 is hereby amended by inserting after “construed to be in different Classes.” the following: For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, the Initial Term Loans shall be considered part of the same Class as the 2018 Term Loans made on such date.

(d) The definition of “Initial Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Term Loans” means the Loans made pursuant to Section 2.01(a) and on and after the Amendment No. 2 Effective Date shall include the 2018 Term Loans incurred under Amendment No. 2. The aggregate principal amount of Initial Term Loans outstanding immediately after giving effect to the 2018 Term Loans incurred and funded on the Amendment No. 2 Effective Date is $634,750,000.

(e) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting after “Amendment No.1,” the following: “Amendment No. 2,”.

(f) Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section 2.10, the Borrower shall repay Initial Term Loans on the last day of each March, June, September and December (commencing on the last day of the first full fiscal quarter following the Effective Date) in the principal amount of Term Loans as follows; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day:

Date	Amount

The last day of each fiscal quarter starting with the fiscal quarter ended September 30, 2017 and ending with the fiscal quarter ended June 30, 2018.	$1,312,500.00

The last day of each fiscal quarter starting with the fiscal quarter ended September 30, 2018 and ending with the fiscal quarter most recently ended prior to the Term Maturity Date.	$1,602,904.04

(g) The reference to “Amendment No. 1 Effective Date” in Section 2.11(a)(i) of the Credit Agreement is hereby replaced with a reference to “Amendment No. 2 Effective Date”.

(h) The reference to “Amendment No. 1 Effective Date” in Section 2.21(b) of the Credit Agreement is hereby replaced with a reference to “Amendment No. 2 Effective Date”.

(i) Section 8.08 of the Credit Agreement is hereby amended by replacing the word “nor” immediately before “any person named on the cover page” with a comma followed by the words “any Amendment No. 2 Arranger nor”.

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Administrative Agent):

(a) The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) each Incremental Term Lender and (iii) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received (i) such customary resolutions or other action of each Loan Party as the Administrative Agent may require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) with respect to Borrower and Holdings, such documents and certifications (including, without limitation, incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Borrower and Holdings is duly organized or formed, and that each of the Borrower and Holdings is validly existing and in good standing and (iii) bring down good standing certificates of each Loan Party dated as of a recent date.

(c) Holdings, the Borrower and each of the Subsidiary Guarantors shall have provided the documentation and other information reasonably requested in writing at least five (5) days prior to the Amendment No. 2 Effective Date by the Incremental Term Lenders as they reasonably determine is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the Amendment No. 2 Effective Date (or such shorter period as the Administrative Agent shall otherwise agree).

(d) All costs, fees, expenses (including without limitation legal fees and expenses, title premiums, survey charges and recording taxes and fees) and other compensation separately agreed in writing to be payable to the Amendment No. 2 Arrangers and the Administrative Agent shall have been paid to the extent due (and, in the case of expenses, invoiced in reasonable detail at least two Business Days prior to the Amendment No. 2 Effective Date).

(e) Immediately after giving effect to this Amendment and the transactions contemplated hereby, (A) the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (B) no Default exists. A Responsible Officer of the Borrower shall have delivered a certificate certifying as to the matters set forth in clauses (A) and (B).

(f) The Administrative Agent shall have received an opinion of Latham & Watkins LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and the Amendment No. 2 Arrangers.

(g) The Administrative Agent shall have received a certificate from a Financial Officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions, substantially in the form of Exhibit P of the Credit Agreement.

(h) The Administrative Agent shall have received a Borrowing Request in accordance with the requirements of the Credit Agreement.

(i) To the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, the Borrower shall have delivered to the Administrative Agent, a certification regarding beneficial ownership with respect to itself as required by 31 C.F.R. § 1010.230.

ARTICLE III

Miscellaneous

Section 3.1. Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from after the Amendment No. 2 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 2 Effective Date, the Credit Agreement as amended hereby.

Section 3.2. New Lender. Each Lender who was not previously a Lender under the Credit Agreement, (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be.

Section 3.3. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.4. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 3.5. Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 2 Effective Date, that its guarantee of the Obligations under the Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Agreement to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Credit Agreement as amended by this Amendment) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HOYA MIDCO, LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

HOYA INTERMEDIATE, LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

VIVID SEATS LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

ACTCO LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

TICKET WEBSITE LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

ACTIVE TICKET COMPANY LP

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

[Signature Page to Project Cubs - Amendment No. 2 to First Lien Credit Agreement]

VIVID HOSPITALITY LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

WORLD TICKET SOURCE, LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

SKYBOX TICKET RESALE PLATFORM LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

TICKET FULFILLMENT SERVICES LP

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

[Signature Page to Project Cubs - Amendment No. 2 to First Lien Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, an Issuing Bank, Swing Line Lender and Lender

By:	/s/ Robert Chen
	Name:	Robert Chen
	Title:	Managing Director

BARCLAYS BANK PLC,
as the Incremental Term Lender

By:	/s/ Robert Chen
	Name:	Robert Chen
	Title:	Managing Director

[Signature Page to Project Cubs - Amendment No. 2 to First Lien Credit Agreement]

Appendix A

Lender	Amount
Barclays Bank PLC	$115,000,000